Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of AEye, Inc. (the "Company") for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Blair LaCorte, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: March 28, 2022
By: /s/ Blair LaCorte
Blair LaCorte
Chief Executive Officer
(Principal Executive Officer)

In connection with this Annual Report on Form 10-K of AEye, Inc. (the "Company") for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert A. Brown, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that information contained in such Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date: March 28, 2022
By: /s/ Robert A. Brown
Robert A. Brown
Chief Financial Officer
(Principal Financial Officer)

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of AEye, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.